SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2001


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)


    CALIFORNIA                      0-10652                   94-2751350
(State or other jurisdiction     (File Number)             (I.R.S. Employer
  of incorporation)                                      identification number)

                    300 Park Marina Circle, Redding, CA 96001
                    -----------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

      Item 5:  Other Events

      On October 17, 2001 the registrant issued a Press Release which reported earnings for the quarter ended September 30, 2001. Attached hereto as Exhibit
99.34 and incorporated herein by this reference is said Press Release dated October 17, 2001.

      Item 7:   Financial Statements and Exhibits

                (c)   Exhibits
                      --------

                (99.34) News Release of North Valley Bancorp dated October 17, 2001.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTH VALLEY BANCORP


                                          By:   /s/ Edward J. Czajka
                                                -------------------------
                                                Edward J. Czajka
                                                Executive Vice President &
Dated:  October 17, 2001                        Chief Financial Officer



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